FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT THIS AMENDMENT is made as of the Amendment Date (as hereinafter defined) by and between STATELINE J, LLC, a Delaware limited liability company ("Landlord") and PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation ("Tenant"). RECITALS Landlord and Tenant have previously entered into that certain Industrial Lease Agreement dated March 18, 2016 (the "Lease") for the lease of space at 1620 Stateline Road (Suite 101), Southaven, Mississippi 38671 (the "Premises") located within Stateline Business Park, DeSoto County, Mississippi. Landlord and Tenant desire to amend the Lease as hereinafter set forth. NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows: 1. Capitalized Terms. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease. 2. Allowance. Special Stipulation Number 2 of EXHIBIT C of the Lease (the "Allowance Stip") is hereby amended to increase the Tenant Allowance to an amount equal to equal $429,000.00. Accordingly, the Allowance Stip is modified to delete the words "$70.00 per square foot thereof (not to exceed $350,000.00 in the aggregate)" and inserting "$429,000.00" in lieu thereof. 3. Annual Base Rent. Section I( d) of the Lease is hereby deleted in its entirety and the following is substituted therefor: (d) Annual Base Rent (as may be adjusted pursuant to the Expansion Stip): Period Annual Base Rent Lease Year 1 $493,770.00 (plus the prorated amount for any Fractional Month per Section 3 hereof, if applicable)(annualized, where applicable) Lease Year 2 $936,933.00 Lease Year 3 $955,389.96 LEGAL02/36373198v2

Lease Year 4 $974,215.92 Lease Year 5 $993,418.44 Lease Year 6 $1,013,005.08 Lease Year 7 $1,032,983.40 Lease Year 8 $1,053,361.32 Lease Year 9 $1,074,146.88 Lease Year 1 0 $1,095,348.00 4. Monthly Base Rent Installments. Section l(e) of the Lease is hereby deleted in its entirety and the following is substituted therefor: (e) Monthly Base Rent Installments (as may be adjusted pursuant to the Expansion Stip): Period Annual Base Rent Lease Year I $0.00 (months 1-3) $41,147.50 (months 4-12) (plus the prorated amount for any Fractional Month per Section 3 hereof, if applicable) Lease Year 2 $78,077.75 Lease Year 3 $79,615.83 Lease Year 4 $81,184.66 Lease Year 5 $82,784.87 Lease Year 6 $84,417.09 Lease Year 7 $86,081.95 Lease Year 8 $87,780.11 Lease Year 9 $89,512.24 Lease Year 10 $91,279.00 - 2 - LEGAL02:J6373 l 98v2

5. Early Termination Option Payment Amounts. Special Stipulation Nwnber 1 of EXHIBIT C (the "Termination Stip") is hereby amended to increase the termination payment amounts as follows: (a) Seventy Fifth Month Termination Payment. The Seventy Fifth Month Termination Payment is hereby increased to an amount equal to $731,134.37 (increased by $44,700.37). (b) Ninety Sixth Month Termination Payment. The Ninety Sixth Month Termination Payment is hereby increased to an amount equal to $386,467.27 (increased by $25,699.27). ( c) Other provisions. The other terms and conditions set forth in the Termination Stip remain unmodified. 6. Exhibit A. EXHIBIT A of the Lease is attached to this Amendment. 7. Exhibit B. EXHIBIT B of the Lease is hereby amended to add the following additions items to the list of Phase 1 Improvements: 7. Add (30 ea.) 4 lamp fixtures due to unanticipated racking in South 9 bays. Original Budget pricing was based on 50% racked. South 9 bays now fully racked ($7,862.00). 8. Add sidewalk 5' x 15' concrete sidewalk and canopy to existing man door ($4,427.00). 8. Amendment Date. For purposes of this Amendment, the term "Amendment Date" shall mean the date upon which this Amendment is signed by Landlord or Tenant, whichever is later. 9. Ratification of Lease. Except as amended hereby, the Lease shall be and remain in full force and effect and unchanged. As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. 10. Inconsistencies. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control. 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of a pdf or other electronic counterpart of this Amendment executed by a party hereto shall be deemed to constitute delivery of an original hereof executed by such party. 12. Offer Provisions. - 3 - LEGAL02/36373198v2

(a) No Offer by Landlord. The submission of this Amendment to Tenant for examination or consideration does not constitute an offer to amend the Lease, and this Amendment shall become effective only upon the execution and delivery thereof by Landlord and Tenant. (b) Offer by Tenant. Execution and delivery of this Amendment by Tenant to Landlord constitutes an offer to amend the Lease on the terms contained herein. (c) Te1m of Offer by Tenant. The offer by Tenant will be in-evocable until 6:00 p.m. Eastern time for 15 days after the date of execution of this Amendment by Tenant and delivery to Landlord. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the Amendment Date. Date: &/4 /ih ---=-,,�/,,_._..�--- Date: (;;, -1-11.c --- ----- LEGAL02/363 73 I 98v2 LANDLORD: STATELINE J, LLC, a Delaware limited liability company TENANT: PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation By: . - 4 -

[GUARANTOR] The capitalized tenns of this Consent shall have the meaning as defined in the Amendment to which this Consent is attached (the "Amendment"), unless otherwise defined. The undersigned, being the Guarantor of the Lease under that certain Guaranty dated March 21, 2016 from Guarantor to Stateline J, LLC, hereby consents to the Amendment, and acknowledges and reaffinns that the Guaranty is in full force and effect as it relates to the Lease, as amended by the Amendment. Date: � � I - I<., ---- �---- GUARANTOR: PFSWEB, INC., a Delaware corporation By: Name: Title: - 5 - LEGAL02/36373 I 98v2

EXHIBIT A



5,000 SF OFFICE
BUILDING J
275,400 SF
PHASE II
129,600 SF
PHASE I
145,800 SF
185' TRUCK COURT
STATE LINE ROAD
PROJECT INFORMATION
LAND ACREAGE
N
IDI Gazeley
STATELINE BUSINESS PARK
SOUTHAVEN, MISSISSIPPI
SP-J

LEGAL02/36373198v2